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                                                                    EXHIBIT 10.2
                                                                    ------------


                  FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT


     THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (the "Amendment"), dated as of July 6, 2001, is made and entered into by and among Jabber, Inc. f/k/a Jabber.com, Inc. (the "Company"), Webb Interactive Services, Inc. ("Webb") and France Telecom Technologies Investissements f/k/a France Telecom Technologies (the "Investor").

                                   Recitals
                                   --------

     A. The Company, Webb and the Investor are parties to a Note Purchase Agreement dated as of May 2, 2001 (the "Purchase Agreement").

     B. The Company, Webb and the Investor entered into the Purchase Agreement in connection with the Investor's proposed investment in the Company and the Investor's acquisition of certain capital stock of the Company as outlined in the Series B Convertible Preferred Stock Summary of Terms (the "Summary of Terms").

     C. The Company, Webb and the Investor desire to amend the Purchase Agreement as set forth herein, and to ratify and confirm the Purchase Agreement as so amended.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Defined Terms. Capitalized terms used but not defined in this
          -------------
Amendment shall have the meanings given thereto in the Purchase Agreement.

     2.  Agreements and Amendments to the Purchase Agreement.
         ---------------------------------------------------

         a. The Company, Webb and the Investor confirm and agree that, for the purposes of clarification and the avoidance of doubt, the defined term "Transaction Document" in the Purchase Agreement includes (i) the Purchase Agreement, (ii) the Note, (iii) the Security Agreement, (iv) the Pledge Agreement, (v) the Guaranty, (vi) the Stock Purchase Agreement dated as of July 6, 2001 among the Company, Webb and the Investor, (vii) the Stockholders Agreement dated as of July 6, 2001 among the Company, the Investor and the parties set forth on Schedule A thereto, (viii) the Series A-1 and Series B Convertible Preferred Stock Investor Rights Agreement dated as of July 6, 2001 among the Company and the parties set forth on Exhibit A thereto, (ix) the Amended Certificate of Designation of Series A, (x) the Amended Certificate of Designation of Series B, (xi) the Amended Certificate of Designation of Series C and (xii) all other agreements, documents or instruments executed and delivered by or on behalf
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of the Company or Webb in connection with the transactions contemplated by any of the foregoing. The parties acknowledge that the Company has changed its corporate name to Jabber, Inc. and that the Investor has changed its corporate name to France Telecom Technologies Investissements.

          b.   The Purchase Agreement is hereby amended by adding a new Section
4.8 thereto as follows:

               "4.8  Notices. The Company and Webb shall promptly give notice
                     -------
               to the Investor of:

               (a) the occurrence of an Event of Default and any event or occurrence that with the passage of time, the giving of notice, or both, would be reasonably likely to constitute an Event of Default;

               (b) any litigation, investigation or proceeding that may exist at any time between the Company and/or Webb and any governmental authority or any other person, that could reasonably be expected to have a Material Adverse Effect on either the Company or Webb;

               (c) any litigation or proceeding that questions the validity or enforceability of any Transaction Documents; and

               (d) any development, occurrence or event that has had or could reasonably be expected to have a Material Adverse Effect on either Webb or the Company."

          c. The Purchase Agreement is hereby amended by deleting Section 6.1(b) therefrom and substituting the following therefor:

               "b)   Failure of the Company or Webb to perform or observe any
               covenant, agreement or obligation (monetary, performance or otherwise) as required by any Transaction Document and continuation of such failure for a period of three (3) days following written notice from the Investor."

          d. The Purchase Agreement is hereby amended by deleting Section 6.4 therefrom.

          e.   The Purchase Agreement is hereby amended by adding a new Section
7.9 thereto as follows:

               "7.9  Release of Security Documents; Termination of Covenants.
                     -------------------------------------------------------
               Notwithstanding the payment in full of the principal and accrued interest under the Note, this Agreement may not be cancelled and shall not be terminated, and this Agreement remains in full force and effect, until the later of (A) the payment in full of the principal and interest on the Note,

                                      -2-
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               and (B) the expiration of the term of the Guarantor's obligations with respect to the representations, warranties, covenants and indemnifications set forth in Section 6 of the Stock Purchase Agreement (the "Section 6 Term"), or, if there are any outstanding demands, claims, causes of action or assessments which have been asserted against the Guarantor prior to the termination of the Section 6 Term, following resolution of all such demands, claims, causes of action or assessments."

     3.   Representations and Warranties.
          ------------------------------

          a. Each of the Company and Webb hereby remakes and restates each of the representations and warranties of such party in the Purchase Agreement effective as of the date of this Amendment, which representations and warranties are incorporated herein by reference as if fully set forth.

          b. Each of the Company and Webb hereby further represents and warrants that this Amendment has been duly authorized, executed and delivered by each of the Company and Webb, and that this Amendment is binding upon and enforceable against each of the Company and Webb in accordance with its terms.

     4.   Miscellaneous Provisions.
          ------------------------

          a. This Amendment is an amendment to the Purchase Agreement, and the Purchase Agreement as amended by this Amendment is hereby ratified, approved and confirmed in each and every respect, and the parties hereto agree that the Purchase Agreement remains in full force and effect in accordance with its terms. Nothing contained herein shall be construed to deem paid the Note or to release or terminate, in whole or in part, the Security Agreement, the Pledge or the Guaranty or any lien, pledge or security interest granted pursuant thereto. All references to the Purchase Agreement in each of the Transaction Documents and in any other document or instrument shall hereafter be deemed to refer to the Purchase Agreement as amended hereby.

          b. This Amendment shall be governed by and construed in accordance with the laws of the State of Colorado, excluding that body of law relating to conflict of laws.

          c. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          d. The execution, delivery and effectiveness of this Amendment shall not operate or be deemed to operate as a waiver of any rights, powers or remedies of the Investor under the Purchase Agreement or any other Transaction Document or constitute a waiver of any provision thereof.

                                      -3-
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          e.   This Amendment shall be binding upon and inure to the benefit of the Company, Webb and the Investor, and their respective successors and assigns permitted by the Purchase Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                           The Company:

                           JABBER, INC.

                           By: /s/ Rob Balgley
                               -----------------------------
                           Name: Rob Balgley
                           Title: Chief Executive Officer


                           WEBB:

                           WEBB INTERACTIVE SERVICES, INC.

                           By: /s/ Gwenael Hagan
                               -----------------------------
                           Name: Gwenael Hagan
                           Title: Senior Vice President, Corporate Development


                           The Investor:

                           FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

                           By: /s/ Eric Cozanet
                               -----------------------------
                           Name: Eric Cozanet
                           Title: Chief Executive Officer

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